Exhibit 10.4

SANTANDER DRIVE AUTO RECEIVABLES TRUST 2013-2

AMENDED AND RESTATED

TRUST AGREEMENT

between

SANTANDER DRIVE AUTO RECEIVABLES LLC,

as the Seller

and

DEUTSCHE BANK TRUST COMPANY DELAWARE,

as the Owner Trustee

Dated as of March 13, 2013

Amended and Restated Trust Agreement (2013-2)

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TABLE OF CONTENTS

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TABLE OF CONTENTS

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This AMENDED AND RESTATED TRUST AGREEMENT is made as of March 13, 2013 (as amended, supplemented or otherwise modified and in effect from time to time, this “Agreement” or this “Trust Agreement”) between SANTANDER DRIVE AUTO RECEIVABLES LLC, a Delaware limited liability company, as the Seller (the “Seller”), and DEUTSCHE BANK TRUST COMPANY DELAWARE, a Delaware banking corporation, as the owner trustee (“Deutsche Bank” and in such capacity the “Owner Trustee”).

RECITALS

WHEREAS, the Seller and the Owner Trustee entered into that certain Trust Agreement dated as of February 14, 2013 (the “Original Trust Agreement”) and filed a certificate of trust with the Secretary of State of the State of Delaware, pursuant to which the Issuer (as defined below) was created; and

WHEREAS, in connection with the issuance of the Notes, the parties have agreed to amend and restate the Original Trust Agreement;

NOW THEREFORE, IN CONSIDERATION of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Capitalized Terms. Unless otherwise indicated, capitalized terms used in this Agreement are defined in Appendix A to the Sale and Servicing Agreement dated as of the date hereof (as from time to time amended, supplemented or otherwise modified and in effect, the “Sale and Servicing Agreement”) between the Issuer, the Seller, the Servicer, and U.S. Bank National Association, as Indenture Trustee.

SECTION 1.2. Other Interpretive Provisions. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document delivered pursuant hereto unless otherwise defined therein. For purposes of this Agreement and all such certificates and other documents, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under GAAP (provided, that, to the extent that the definitions in this Agreement and GAAP conflict, the definitions in this Agreement shall control); (b) terms defined in Article 9 of the UCC as in effect in the State of Delaware and not otherwise defined in this Agreement are used as defined in that Article; (c) the words “hereof,” “herein” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to any Article, Section, Schedule or Exhibit are references to Articles, Sections, Schedules and Exhibits in or to this Agreement, and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term “including” and all variations thereof means “including without limitation”; (f) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; and (g) references to any Person include that Person’s successors and assigns.

Amended and Restated Trust Agreement (2013-2)

ARTICLE II

ORGANIZATION

SECTION 2.1. Name. The trust created under the Original Trust Agreement shall be known as “Santander Drive Auto Receivables Trust 2013-2” (the “Issuer”), in which name the Owner Trustee, the Administrator or the Servicer (to the extent set forth in the Transaction Documents) may conduct the business of such trust, make and execute contracts and other instruments on behalf of such trust and sue and be sued.

SECTION 2.2. Office. The office of the Issuer shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address as the Owner Trustee may designate by written notice to the Residual Interestholder, the Seller and the Administrator.

SECTION 2.3. Purposes and Powers. The purpose of the Issuer is, and the Issuer shall have the power and authority, to engage in the following activities:

(a) to issue the Notes pursuant to the Indenture and the Certificates pursuant to this Agreement, and to sell, transfer and exchange the Notes and the Certificates and to pay interest on and principal of the Notes and distributions to the Residual Interestholder;

(b) to acquire the property and assets set forth in the Sale and Servicing Agreement from the Seller pursuant to the terms thereof, to make deposits to and withdrawals from the Collection Account, the Reserve Account and the Pre-Funding Account and to pay the organizational, start-up and transactional expenses of the Issuer;

(c) to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Residual Interestholder any portion of the Trust Estate released from the lien of, and remitted to the Issuer pursuant to, the Indenture;

(d) to enter into and perform its obligations under the Transaction Documents to which it is a party;

(e) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(f) subject to compliance with the Transaction Documents, to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of distributions to the Residual Interestholder and the Noteholders.

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The Owner Trustee is hereby authorized to engage in the foregoing activities on behalf of the Issuer. Neither the Issuer nor the Owner Trustee on behalf of the Issuer shall engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the other Transaction Documents.

SECTION 2.4. Appointment of the Owner Trustee. The Seller hereby appoints the Owner Trustee as trustee of the Issuer effective as of the date hereof, to have all the rights, powers and duties set forth herein.

SECTION 2.5. Initial Capital Contribution of Trust Estate. As of the date of the Original Trust Agreement, the Seller sold, assigned, transferred, conveyed and set over to the Owner Trustee the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Seller, as of such date, of the foregoing contribution, which shall constitute the initial Trust Estate and shall be deposited in the Collection Account.

SECTION 2.6. Declaration of Trust. The Owner Trustee hereby declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Residual Interestholder, subject to the obligations of the Issuer under the Transaction Documents. It is the intention of the parties hereto that the Issuer constitute a statutory trust under the Statutory Trust Statute and that this Agreement constitute the governing instrument of such statutory trust. It is the intention of the parties hereto that, solely for federal income or state and local income, franchise and value added tax purposes, so long as there is a single beneficial owner of the Residual Interest, the Issuer will be disregarded as an entity separate from such beneficial owner and the Notes will be characterized as debt. The parties agree that, unless otherwise required by appropriate tax authorities, the Issuer will not file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Issuer as an entity separate from its owner. In the event that the Issuer is deemed to have more than one beneficial owner for federal income tax purposes, the Issuer will file returns, reports and other forms consistent with the characterization of the Issuer as a partnership (that is not treated as a publicly traded partnership), and this Agreement shall be amended to include such provisions as may be required under Subchapter K of the Internal Revenue Code of 1986, as amended. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and, to the extent not inconsistent herewith, in the Statutory Trust Statute with respect to accomplishing the purposes of the Issuer. The Owner Trustee has heretofore filed the Certificate of Trust with the Secretary of State of the State of Delaware as required by Section 3810(a) of the Statutory Trust Statute, such filing hereby being ratified and approved in all respects. Notwithstanding anything herein or in the Statutory Trust Statute to the contrary, it is the intention of the parties hereto that the Issuer constitute a “business trust” within the meaning of Section 101(9)(A)(v) of the Bankruptcy Code.

SECTION 2.7. Organizational Expenses; Liabilities of the Holders.

(a) The Servicer shall pay organizational expenses of the Issuer as they may arise.

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(b) No Residual Interestholder (including the Seller if the Seller becomes a Residual Interestholder) shall have any personal liability for any liability or obligation of the Issuer.

SECTION 2.8. Title to the Trust Estate. Legal title to all the Trust Estate shall be vested at all times in the Issuer as a separate legal entity.

SECTION 2.9. Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Owner Trustee that:

(a) Existence and Power. The Seller is a Delaware limited liability company validly existing and in good standing under the laws of the State of Delaware and has, in all material respects, full power and authority required to own its assets and operate its business as presently owned or operated, and to execute, deliver and to perform its obligations under the Transaction Documents to which it is a party. The Seller has obtained all necessary licenses and approvals in each jurisdiction where the failure to do so would materially and adversely affect the ability of the Seller to perform its obligations under the Transaction Documents and the Underwriting Agreement.

(b) Authorization and No Contravention. The execution, delivery and performance by the Seller of each Transaction Document to which it is a party and the Underwriting Agreement (i) have been duly authorized by all necessary action on the part of the Seller and (ii) do not violate or constitute a default under (A) any applicable law, rule or regulation, (B) its organizational instruments or (C) any material agreement or instrument to which the Seller is a party or by which its properties are bound (other than violations of such laws, rules, regulations or agreements which do not affect the legality, validity or enforceability of any of such agreements and which, individually or in the aggregate, would not materially and adversely affect the transactions contemplated by, or the Seller’s ability to perform its obligations under, the Transaction Documents to which it is a party).

(c) No Consent Required. No approval, authorization or other action by, or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by the Seller of any Transaction Document other than UCC filings and other than (i) approvals and authorizations that have previously been obtained and filings which have previously been made and (ii) approvals, authorizations or filings which, if not obtained or made, would not have a material adverse effect on the ability of the Seller to perform its obligations under the Underwriting Agreement or the Transaction Documents to which it is a party.

(d) Binding Effect. Each of the Transaction Documents to which the Seller is a party and the Underwriting Agreement constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting creditors’ rights generally and, if applicable the rights of creditors of limited liability companies from time

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to time in effect or by general principles of equity or other similar laws of general application relating to or affecting the enforcement of creditors’ rights generally and subject to general principles of equity.

(e) No Proceedings. There are no actions, orders, suits or proceedings pending or, to the knowledge of the Seller, threatened against the Seller before or by any Governmental Authority that (i) assert the invalidity or unenforceability of this Agreement or any of the other Transaction Documents, (ii) seek to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents or (iii) seek any determination or ruling that would materially and adversely affect the performance by the Seller of its obligations under this Agreement or any of the other Transaction Documents.

SECTION 2.10. Situs of Issuer. The Issuer shall be located in the State of Delaware (it being understood that the Issuer may have bank accounts located and maintained outside of Delaware).

SECTION 2.11. Covenants of the Residual Interestholders. Each Residual Interestholder, by becoming a beneficial owner of the Residual Interest, hereby acknowledges and agrees (a) that the Residual Interestholder is subject to the terms, provisions and conditions of the Certificate, to which the Residual Interestholder agrees to be bound; and (b) that it shall not take any position in such Residual Interestholder’s tax returns inconsistent with Section 2.6 herein and Section 2.14 of the Indenture.

ARTICLE III

RESIDUAL INTEREST AND TRANSFER OF CERTIFICATES

SECTION 3.1. Initial Ownership. Upon the formation of the Issuer and until the issuance of the Certificate, the Seller shall be the sole beneficiary of the Issuer, and upon the issuance of the Certificate, the Seller will no longer be a beneficiary of the Issuer, except to the extent that the Seller is the Certificateholder.

SECTION 3.2. Authorization of the Certificates. Concurrently with the sale of the Transferred Assets to the Issuer pursuant to the Sale and Servicing Agreement, the Owner Trustee shall cause the Certificates to be executed on behalf of the Issuer, authenticated and delivered to or upon the written order of the Seller, signed by its chairman of the board, its president, its chief financial officer, its chief accounting officer, any vice president, its secretary, any assistant secretary, its treasurer or any assistant treasurer, without further corporate action by the Seller. The Certificates shall represent 100% of the beneficial interest in the Issuer and shall be fully paid and nonassessable.

SECTION 3.3. Form of the Certificate. Each Certificate, upon issuance, will be issued in the form of a typewritten Certificate representing a definitive Certificate, substantially in the form of Exhibit A hereto. The Owner Trustee shall execute and authenticate or cause to be authenticated, each definitive Certificate in accordance with the written instructions of the Seller.

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SECTION 3.4. Registration of the Certificates. The Owner Trustee shall maintain at its office referred to in Section 2.2, or at the office of any agent appointed by it and approved in writing by the Residual Interestholder at the time of such appointment, a register for the registration and transfer of any Certificate.

SECTION 3.5. Transfer of the Certificate.

(a) The Certificateholder may assign, convey or otherwise transfer all or any of its right, title and interest in the Certificate; provided, that (i) the Owner Trustee and the Issuer receive an Opinion of Counsel stating that, in the opinion of such counsel, such transfer will not cause the Issuer to be treated as a publicly traded partnership for federal income tax purposes and (ii) the Certificate may not be acquired by or for the account of or with any assets of a Benefit Plan or any governmental, non-U.S., church or any other employee benefit plan or retirement arrangement that is subject to Similar Law; provided that the condition set forth in (i) above will not apply to a transfer of 100% of the Certificate or Certificates to an Affiliate of the Seller or its designated nominee, provided such Affiliate shall certify in writing to the Owner Trustee that it is a C Corporation for U.S. federal income tax purposes (within the meaning of Section 1361(a)(2) of the Code) or a disregarded entity 100% owned (directly or indirectly) by a C Corporation for U.S. federal income tax purposes (within the meaning of Section 1361(a)(2) of the Code). By accepting and holding a Certificate (or any interest therein), the holder thereof shall be deemed to have represented and warranted that it is not, and is not purchasing the Certificate (or any interest therein) on behalf of or with any assets of, a Benefit Plan or any governmental, non-U.S., church or any other employee benefit plan or retirement arrangement that is subject to Similar Law. The Owner Trustee shall have no duty to independently determine that the requirement in (ii) above is met and shall incur no liability to any person in the event the holder of the Certificate does not comply with such restrictions. Subject to the transfer restrictions contained herein and in the Certificate, the Certificateholder may transfer all or any portion of the beneficial interest in the Issuer evidenced by such Certificate upon surrender thereof to the Owner Trustee accompanied by the documents required by this Section. Such transfer may be made by the registered Certificateholder in person or by his attorney duly authorized in writing upon surrender of the Certificate to the Owner Trustee accompanied by a written instrument of transfer and with such signature guarantees and evidence of authority of the Persons signing the instrument of transfer as the Owner Trustee may reasonably require. Promptly upon the receipt of such documents and receipt by the Owner Trustee of the transferor’s Certificate, the Owner Trustee shall record the name of such transferee as a Certificateholder and its percentage of beneficial interest in the Issuer in the Certificate register and issue, execute and deliver to such Certificateholder a Certificate evidencing such beneficial interest in the Issuer. In the event a transferor transfers only a portion of its beneficial interest in the Issuer, the Owner Trustee shall register and issue to such transferor a new Certificate evidencing such transferor’s new percentage of beneficial interest in the Issuer. Subsequent to a transfer and upon the issuance of the new Certificate or Certificates, the Owner Trustee shall cancel and destroy the Certificate surrendered to it in connection with such transfer. The Owner Trustee may treat the Person in whose name any Certificate is registered as the sole owner of the beneficial interest in the Issuer evidenced by such Certificate.

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(b) As a condition precedent to any registration of transfer under this Section 3.5, the Owner Trustee may require the payment of a sum sufficient to cover the payment of any tax or taxes or other governmental charges required to be paid in connection with such transfer.

(c) The Owner Trustee shall not be obligated to register any transfer of a Certificate unless each of the transferor and the transferee have certified to the Owner Trustee that such transfer does not violate any of the transfer restrictions stated herein including, but not limited to clauses (d) and (e) of this Section 3.5. The Owner Trustee shall not be liable to any Person for registering any transfer based on such certifications.

(d) No transfer (or purported transfer) of all or any part of a Certificateholder’s interest (or any economic interest therein), whether to another Certificateholder or to a person who is not a Certificateholder, shall be effective, and any such transfer (or purported transfer) shall be void ab initio, and no person shall otherwise become a Certificateholder if, after such transfer (or purported transfer), the Issuer would have more than 95 direct or indirect holders of an interest in the Certificates and the Non-Investment Grade Notes (unless, with respect to the Non-Investment Grade Notes, a Debt-For-Tax Opinion has been delivered). For purposes of determining whether the Issuer will have more than 95 holders of an interest in the Certificates and the Non-Investment Grade Notes, as applicable, each Person indirectly owning an interest through a partnership (including any entity treated as a partnership for federal income tax purposes), a grantor trust or an S corporation (each such entity, a “flow-through entity”) shall be treated as a Certificateholder or Noteholder, as applicable, unless the Seller determines in its sole and absolute discretion, after consulting with qualified tax counsel, that less than substantially all of the value of the beneficial owner’s interest in the flow-through entity is attributable to the flow-through entity’s interest (direct or indirect) in the Issuer.

(e) No transfer shall be permitted if the same is effected through an established securities market or secondary market or substantial equivalent thereof within the meaning of Section 7704 of the Code or would make the Issuer ineligible for “safe harbor” treatment under Section 7704 of the Code.

(f) Each transferee (i) shall be required to represent and warrant that it is a Person who is a U.S. Tax Person and (ii) shall provide a certification of non-foreign status, in such form as may be requested by the Seller or the Owner Trustee (e.g. IRS Form W-9), signed under penalties of perjury (and such other certification, representations or opinion of counsel as may be requested by the Seller or the Owner Trustee).

SECTION 3.6. Lost, Stolen, Mutilated or Destroyed Certificates. If (i) any mutilated Certificate is surrendered to the Owner Trustee, or (ii) the Owner Trustee receives evidence to its satisfaction that any Certificate has been destroyed, lost or stolen, and upon proof of ownership

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satisfactory to the Owner Trustee together with such security or indemnity as may be requested by the Owner Trustee to save it harmless, the Owner Trustee shall execute and deliver a new Certificate for the same percentage of beneficial interest in the Issuer as the Certificate so mutilated, destroyed, lost or stolen, of like tenor and bearing a different issue number, with such notations, if any, as the Owner Trustee shall determine. Upon the issuance of any new Certificate under this Section 3.6, the Issuer or Owner Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of the Certificate and any other reasonable expenses (including the reasonable fees and expenses of the Issuer and the Owner Trustee) connected therewith. Any duplicate Certificate issued pursuant to this Section 3.6 shall constitute complete and indefeasible evidence of ownership in the Issuer, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

SECTION 3.7. Appointment of the Certificate Paying Agent. The Certificate Paying Agent shall make distributions to Residual Interestholders from the Certificate Distribution Account pursuant to Section 5.2 and shall report the amounts of such distributions to the Owner Trustee and the Servicer; provided, however, that no such reports shall be required so long as the Seller or an affiliate of the Seller is the sole Residual Interestholder. Any Certificate Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove the Certificate Paying Agent if the Owner Trustee determines in its sole discretion that the Certificate Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Certificate Paying Agent shall initially be Deutsche Bank, and any co-paying agent chosen by the Certificate Paying Agent. Deutsche Bank shall be permitted to resign as Certificate Paying Agent upon thirty (30) days’ written notice to the Owner Trustee. If Deutsche Bank shall no longer be the Certificate Paying Agent, the Owner Trustee shall appoint a successor to act as Certificate Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause such successor Certificate Paying Agent or any additional Certificate Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Certificate Paying Agent or additional Certificate Paying Agent shall agree with the Owner Trustee that as Certificate Paying Agent, such successor Certificate Paying Agent or additional Certificate Paying Agent shall hold all sums, if any, held by it for payment to the Residual Interestholders in trust for the benefit of the Residual Interestholders entitled thereto until such sums shall be paid to such Residual Interestholders. The Certificate Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Certificate Paying Agent such Certificate Paying Agent shall also return all funds in its possession to the Owner Trustee. The rights, protections, indemnities and immunities of the Owner Trustee under this Agreement shall apply to the Owner Trustee also in its role as Certificate Paying Agent or Certificate Registrar for so long as the Owner Trustee shall act as Certificate Paying Agent or Certificate Registrar and, to the extent applicable, to any other paying agent, certificate registrar or authenticating agent appointed hereunder. Any reference in this Agreement to the Certificate Paying Agent shall include any co-paying agent unless the context requires otherwise.

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ARTICLE IV

ACTIONS BY OWNER TRUSTEE

SECTION 4.1. Prior Notice to Residual Interestholder with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action unless at least 10 days before the taking of such action (or if 10 days’ advance notice is impracticable, as much advance notice as is practicable), the Owner Trustee shall have notified the Residual Interestholder in writing of the proposed action and the Residual Interestholder shall not have notified the Owner Trustee in writing that the Residual Interestholder has withheld consent or provided alternative direction:

(a) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

(b) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interests of the Residual Interestholder;

(c) the amendment, change or modification of the Sale and Servicing Agreement, or the Administration Agreement, except to cure any ambiguity or defect or to amend or supplement any provision in a manner that would not materially adversely affect the interests of the Residual Interestholder; or

(d) the appointment pursuant to the Indenture of a successor Indenture Trustee or the consent to the assignment by the Note Registrar or the Indenture Trustee of its obligations under the Indenture or this Agreement, as applicable.

SECTION 4.2. Action by Residual Interestholder with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the direction of the Residual Interestholder, to (a) except as expressly provided in the Transaction Documents, sell the Collateral after the termination of the Indenture in accordance with its terms, (b) remove the Administrator under the Administration Agreement pursuant to Section 8 thereof or (c) appoint a successor Administrator pursuant to Section 8 of the Administration Agreement. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Residual Interestholder.

SECTION 4.3. Action by Residual Interestholder with Respect to Bankruptcy.

(a) The Issuer shall not, without the prior written consent of the Owner Trustee and 100% of the Residual Interestholders, commence a Bankruptcy Event with respect to the Issuer. In considering whether to give or withhold written consent to the Bankruptcy Event by the Issuer, the Owner Trustee, with the consent of the Residual Interestholder, shall consider the interests of the Noteholders in addition to the interests of the Issuer and whether the Issuer is insolvent. The Owner Trustee shall have no duty to give such written consent to a Bankruptcy Event by the Issuer if the Owner Trustee shall not have been furnished (at the expense of the Person that requested such letter be furnished to the

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Owner Trustee) a letter from an independent accounting firm of national reputation stating that in the opinion of such firm the Issuer is then insolvent. The Owner Trustee shall not be personally liable to any Noteholder or Residual Interestholder on account of the Owner Trustee’s good faith reliance on the provisions of this Section and no Noteholder or Residual Interestholder shall have any claim for breach of fiduciary duty or otherwise against the Owner Trustee for giving or withholding its consent to any such Bankruptcy Event.

(b) The parties hereto stipulate and agree that no Residual Interestholder has power to commence any Bankruptcy Action on the part of the Issuer.

SECTION 4.4. Restrictions on Residual Interestholder’s Power. The Residual Interestholder shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Issuer or the Owner Trustee under this Agreement or any of the Transaction Documents or would be contrary to Section 2.3, nor shall the Owner Trustee be obligated to follow any such direction, if given.

SECTION 4.5. Majority Control. To the extent that there is more than one Residual Interestholder, any action which may be taken or consent or instructions which may be given by the Residual Interestholder under this Agreement may be taken by Residual Interestholders holding in the aggregate a percentage of the beneficial interest in the Issuer equal to more than 50% of the beneficial interest in the Issuer at the time of such action.

ARTICLE V

APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

SECTION 5.1. Application of Trust Funds. Distributions on the Residual Interest shall be made in accordance with the provisions of the Indenture and the Sale and Servicing Agreement. Subject to the Lien of the Indenture, the Certificate Paying Agent shall promptly distribute to the Residual Interestholder all other amounts (if any) received by the Certificate Paying Agent on behalf of the Issuer in respect of the Trust Estate. After the termination of the Indenture in accordance with its terms, the Certificate Paying Agent shall distribute all amounts received (if any) by the Issuer and the Owner Trustee in respect of the Trust Estate at the direction of the Residual Interestholder.

SECTION 5.2. Method of Payment. Subject to the Indenture, distributions required to be made to the Residual Interestholder on any Payment Date and all amounts received by the Issuer or the Owner Trustee on any other date that are payable to the Residual Interestholder pursuant to this Agreement or any other Transaction Document shall be made to the Residual Interestholder by wire transfer, in immediately available funds, to the account of the Residual Interestholder designated by the Residual Interestholder to the Owner Trustee and Indenture Trustee in writing.

SECTION 5.3. Signature on Returns. Subject to Section 2.6, the Residual Interestholder shall sign on behalf of the Issuer the tax returns of the Issuer, unless applicable law requires the Owner Trustee to sign such documents, in which case such documents shall be signed by the Owner Trustee at the written direction of the Residual Interestholder.

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SECTION 5.4. Certificate Distribution Account. The Certificate Distribution Account shall be established pursuant to Section 4.1 of the Sale and Servicing Agreement. The Residual Interestholder shall possess all right, title and interest in and to all funds on deposit from time to time in the Certificate Distribution Account and all proceeds thereof. Except as otherwise provided herein, in the Indenture or in the Sale and Servicing Agreement, the Certificate Distribution Account shall be under the sole dominion and control of the Certificate Paying Agent for the benefit of the Residual Interestholders. If, at any time, the Certificate Distribution Account ceases to be an Eligible Account, the Owner Trustee (or the Servicer on behalf of the Owner Trustee, if the Certificate Distribution Account is not then held by the Owner Trustee or an Affiliate thereof) shall within ten (10) Business Days (or such longer period) establish a new Certificate Distribution Account as an Eligible Account and shall transfer any cash then on deposit in the Certificate Distribution Account to such new Certificate Distribution Account.

ARTICLE VI

AUTHORITY AND DUTIES OF OWNER TRUSTEE

SECTION 6.1. General Authority. The Owner Trustee is authorized and directed to execute and deliver (i) the Transaction Documents to which the Issuer is named as a party and (ii) each certificate or other document attached as an exhibit to or contemplated by the Transaction Documents to which the Issuer or the Owner Trustee is named as a party and any amendment thereto, in each case, in such form as the Seller shall approve, as evidenced conclusively by the Owner Trustee’s execution thereof, and at the written direction of the Seller, to execute on behalf of the Issuer and to direct the Indenture Trustee to authenticate and deliver Class A-1 Notes in the aggregate principal amount of $175,000,000, Class A-2 Notes in the aggregate principal amount of $341,000,000, Class A-3 Notes in the aggregate principal amount of $304,870,000, Class B Notes in the aggregate principal amount of $135,650,000, Class C Notes in the aggregate principal amount of $166,960,000, Class D Notes in the aggregate principal amount of $76,520,000 and Class E Notes in the aggregate principal amount of $69,570,000. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Issuer pursuant to the Transaction Documents. The Owner Trustee is further authorized from time to time to take such action as the Seller, the Administrator or the Residual Interestholder recommends or directs in writing with respect to the Transaction Documents, except to the extent that this Agreement expressly requires the consent of the Residual Interestholder for such action.

SECTION 6.2. General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the other Transaction Documents in the interest of the Residual Interestholder, subject to Transaction Documents, and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Transaction Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge

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any duty of the Issuer or the Owner Trustee hereunder or under any Transaction Document, and the Owner Trustee shall not be liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement and shall have no duty to monitor the performance of the Administrator or any other Person under the Administration Agreement or any other document. The Owner Trustee shall have no obligation to administer, service or collect the Receivables or to maintain, monitor or otherwise supervise the administration, servicing or collection of the Receivables.

SECTION 6.3. Action upon Instruction.

(a) Subject to Article IV, and in accordance with the Transaction Documents, the Residual Interestholder may, by written instruction, direct the Owner Trustee in the management of the Issuer. Such direction may be exercised at any time by written instruction of the Residual Interestholder pursuant to Article IV.

(b) Subject to Section 7.1, the Owner Trustee shall not be required to take any action hereunder or under any Transaction Document if the Owner Trustee shall have reasonably determined or been advised by counsel that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Transaction Document or is otherwise contrary to law.

(c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any Transaction Document or is unsure as to the application of any provision of this Agreement or any Transaction Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Residual Interestholder requesting instruction as to the course of action to be adopted or application of such provision, and to the extent the Owner Trustee acts or refrains from acting in good faith in accordance with any written instruction of the Residual Interestholder received, the Owner Trustee shall not be liable on account of such action or inaction to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Transaction Documents, as it shall deem to be in the best interests of the Residual Interestholder, and shall have no liability to any Person for such action or inaction.

SECTION 6.4. No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Issuer or the Owner Trustee is a party, except as expressly provided by the

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terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3; and no implied duties (including fiduciary duties existing at law or in equity) or obligations shall be read into this Agreement or any Transaction Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or Lien granted to it hereunder or to prepare or file any Commission filing (including any filings required under the Sarbanes-Oxley Act) for the Issuer or to record this Agreement or any Transaction Document. Deutsche Bank nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on any part of the Trust Estate that result from actions by, or claims against, Deutsche Bank that are not related to the ownership or the administration of the Trust Estate.

SECTION 6.5. No Action Except under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Transaction Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3.

SECTION 6.6. Restrictions. The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Issuer set forth in Section 2.3 or (b) that, to the actual knowledge of a Responsible Officer of the Owner Trustee, would (i) affect the treatment of the Notes as indebtedness for federal income, state and local income, franchise and value added tax purposes, (ii) be deemed to cause a taxable exchange of the Notes for federal income or state income or franchise tax purposes or (iii) cause the Issuer or any portion thereof to be treated as an association or publicly traded partnership taxable as a corporation for federal income, state and local income or franchise and value added tax purposes. The Residual Interestholder shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

ARTICLE VII

CONCERNING OWNER TRUSTEE

SECTION 7.1. Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Estate upon the terms of the Transaction Documents and this Agreement. The Owner Trustee shall not be personally liable or accountable hereunder or under any Transaction Document under any circumstances notwithstanding anything herein or in the Transaction Documents to the contrary, except (i) for its own willful misconduct, bad faith or gross negligence, (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.3 expressly made by Deutsche Bank in its individual capacity, (iii) for liabilities arising from the failure of Deutsche Bank to perform obligations expressly undertaken by it in the last sentence of Section 6.4 or (iv) for taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by the Owner Trustee. In particular, but not by way of limitation (and subject to the exemptions set forth in the preceding sentence):

(a) The Owner Trustee shall not be liable for any error of judgment made in good faith by any officer or employee of the Owner Trustee.

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(b) Under no circumstances shall the Owner Trustee be personally liable hereunder for any indebtedness of the Issuer.

(c) The Owner Trustee shall not be personally liable for the payment of any tax imposed on the Issuer or amounts that are includable in the federal gross income of the Residual Interestholder.

(d) No provision of this Agreement shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of the Owner Trustee’s duties or powers hereunder, if the Owner Trustee believes or is advised by its legal counsel that repayment of such funds or adequate indemnity against such risk or liability is not assured or provided to its reasonable satisfaction.

(e) Under no circumstance shall the Owner Trustee be liable for any representation, warranty, covenant, or obligation or indebtedness of the Issuer hereunder or under the Transaction Documents or any other agreement, document or certificate contemplated by the foregoing.

(f) The Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by the Administrator, the Indenture Trustee or the Servicer and the Owner Trustee shall not be liable for performing or supervising the performance of any obligations or duties under this Agreement, the Administration Agreement, the Sale and Servicing Agreement or the Indenture, or under any other document contemplated hereby or thereby, which are to be performed by the Administrator, the Indenture Trustee or the Servicer or any other Person under such documents.

(g) The Owner Trustee shall not be responsible for or in respect of the recitals herein, the validity or sufficiency of this Agreement, or for the due execution hereof by the Seller or for the form, character, genuineness, sufficiency, value or validity of the Trust Estate or for or in respect of the validity or sufficiency of the Transaction Documents or any other document contemplated thereby to which the Owner Trustee is not a party.

(h) Notwithstanding anything contained herein or in any of the Transaction Documents to the contrary, the Owner Trustee shall not be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or taking of any action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware

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becoming payable by the Owner Trustee; or (iii) subject the Owner Trustee to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the Owner Trustee contemplated hereby.

(i) The Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Residual Interestholder, the Servicer or the Administrator.

(j) The Owner Trustee shall be under no duty to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Transaction Document, at the request, order or written direction of the Residual Interestholder, unless such Residual Interestholder has offered to provide to the Owner Trustee, to the extent requested by the Owner Trustee, security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The Owner Trustee shall not be liable for the performance of any discretionary act enumerated in this Agreement or in any Transaction Document other than for its gross negligence, bad faith or willful misconduct in the performance of any such act.

(k) All funds deposited with the Owner Trustee hereunder may be held in a non-interest bearing account and the Owner Trustee shall not be liable for any interest thereon or for any loss as a result of the investment thereof at the direction of the Residual Interestholder.

(l) In no event shall the Owner Trustee be liable for any damages in the nature of punitive, special, indirect or consequential damages however styled, including, without limitation, lost profits, or for losses due to forces beyond the control of the Owner Trustee, including, without limitation, strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services provided to the Owner Trustee.

SECTION 7.2. Furnishing of Documents. The Owner Trustee shall furnish to the Residual Interestholder promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Transaction Documents.

SECTION 7.3. Representations and Warranties. Deutsche Bank hereby represents and warrants to the Seller for the benefit of the Residual Interestholder, that:

(a) It is a banking corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware and having an office within the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

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(b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

(c) This Agreement constitutes a legal, valid and binding obligation of the Owner Trustee, enforceable against the Owner Trustee in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws affecting enforcement of the rights of creditors of banks generally and to equitable limitations on the availability of specific remedies.

(d) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws.

SECTION 7.4. Reliance; Advice of Counsel.

(a) The Owner Trustee shall incur no personal liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer, secretary or other Authorized Officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Transaction Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, but the Owner Trustee shall not be personally liable for the conduct or misconduct of such agents, custodians, nominees (including persons acting under a power of attorney) or attorneys selected in good faith and (ii) may consult with counsel, accountants and other skilled persons knowledgeable in the relevant area to be selected in good faith and employed by it at the expense of the Issuer. The Owner Trustee shall not be personally liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons.

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SECTION 7.5. Not Acting in Individual Capacity. Except as provided in this Article VII, in accepting the trusts hereby created, Deutsche Bank acts solely as the Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Transaction Document shall look only to the Trust Estate for payment or satisfaction thereof.

SECTION 7.6. The Owner Trustee May Own Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Notes. The Owner Trustee may deal with the Seller, the Indenture Trustee, the Administrator, the Underwriters and their respective Affiliates in banking transactions with the same rights as it would have if it were not the Owner Trustee, and the Seller, the Indenture Trustee, the Administrator, the Underwriters and their respective Affiliates may maintain normal commercial banking relationships with the Owner Trustee and its Affiliates.

SECTION 7.7. Compliance with Patriot Act. In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering (“Applicable Law”), the Owner Trustee is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Owner Trustee. Accordingly, the Seller shall cause to be provided to the Owner Trustee upon its reasonable request from time to time such identifying information and documentation as may be available to the Seller in order to enable the Owner Trustee to comply with Applicable Law.

ARTICLE VIII

COMPENSATION OF OWNER TRUSTEE

SECTION 8.1. The Owner Trustee’s Compensation. The Issuer shall cause the Servicer to pay to Deutsche Bank pursuant to Section 3.11 of the Sale and Servicing Agreement from time to time compensation for all services rendered by Deutsche Bank under this Agreement pursuant to a fee letter between the Servicer and the Owner Trustee (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). The Servicer, pursuant to Section 3.11 of the Sale and Servicing Agreement and the fee letter between the Servicer and the Owner Trustee, shall reimburse Deutsche Bank upon its request for all reasonable expenses, disbursements and advances incurred or made by Deutsche Bank in accordance with any provision of this Agreement (including the reasonable compensation, expenses and disbursements of such agents, experts and counsel as Deutsche Bank may employ in connection with the exercise and performance of its rights and its duties hereunder), except any such expense may be attributable to its willful misconduct, gross negligence (other than an error in judgment) or bad faith. To the extent not paid by the Servicer, such fees and reasonable expenses shall be paid by the Issuer in accordance with Section 4.4 of the Sale and Servicing Agreement or Section 5.4(b) of the Indenture, as applicable.

SECTION 8.2. Indemnification. The Seller shall cause the Servicer to indemnify Deutsche Bank in its individual capacity and as trustee and its successors, assigns, directors, officers, employees and agents (the “Indemnified Parties”) from and against, any and all loss,

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liability, expense, tax, penalty or claim (including reasonable legal fees and expenses) of any kind and nature whatsoever which may at any time be imposed on, incurred by, or asserted against Deutsche Bank in its individual capacity and as trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Transaction Documents, the Trust Estate, the administration of the Trust Estate or the action or inaction of Deutsche Bank hereunder; provided, however, that neither the Seller nor the Servicer shall be liable for or required to indemnify Deutsche Bank from and against any of the foregoing expenses or indemnities arising or resulting from (i) its own willful misconduct, bad faith or gross negligence, (ii) the inaccuracy of any representation or warranty contained in Section 7.3 expressly made by Deutsche Bank in its individual capacity, (iii) liabilities arising from the failure of Deutsche Bank to perform obligations expressly undertaken by it in the last sentence of Section 6.4 or (iv) taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by the Owner Trustee. To the extent not paid by the Servicer, such indemnification shall be paid by the Issuer in accordance with, and solely to the extent set forth in, Section 4.4 of the Sale and Servicing Agreement or Section 5.4(b) of the Indenture, as applicable. The provisions of this Section 8.2 shall survive the termination of this Agreement and the resignation or removal of the Owner Trustee.

SECTION 8.3. Payments to the Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article VIII and the Sale and Servicing Agreement shall be deemed not to be a part of the Trust Estate immediately after such payment.

ARTICLE IX

TERMINATION OF TRUST AGREEMENT

SECTION 9.1. Dissolution of Issuer. The Issuer shall dissolve upon the discharge of the Indenture in accordance with Article IV of the Indenture. The bankruptcy, liquidation, dissolution, death or incapacity of the Residual Interestholder shall not (x) operate to terminate this Agreement or the Issuer, nor (y) entitle the Residual Interestholder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Issuer or Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

SECTION 9.2. Termination of Trust Agreement. Upon dissolution of the Issuer, the Administrator shall wind up the business and affairs of the Issuer as required by Section 3808 of the Statutory Trust Statute. Upon the satisfaction and discharge of the Indenture, and receipt of a certificate from the Indenture Trustee stating that all Noteholders have been paid in full and that the Indenture Trustee is aware of no claims remaining against the Issuer in respect of the Indenture and the Notes, the Administrator, in the absence of actual knowledge of any other claim against the Issuer, shall be deemed to have made reasonable provision to pay all claims and obligations (including conditional, contingent or unmatured obligations) for purposes of Section 3808(e) of the Statutory Trust Statute. The Certificate Paying Agent, upon surrender of the outstanding Certificates shall distribute the remaining Trust Estate (if any) in accordance with Article V hereof and, at the written direction and expense of the Residual Interestholder, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of

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cancellation with the Delaware Secretary of State in accordance with the provisions of Section 3810 of the Statutory Trust Statute, at which time the Issuer shall terminate and this Agreement (other than Article VIII) shall be of no further force or effect.

SECTION 9.3. Limitations on Termination. Except as provided in Section 9.1 and 9.2, neither the Seller nor the Residual Interestholder shall be entitled to revoke or terminate the Issuer.

ARTICLE X

SUCCESSOR OWNER TRUSTEES AND ADDITIONAL

OWNER TRUSTEES

SECTION 10.1. Eligibility Requirements for the Owner Trustee. The Owner Trustee shall at all times be a bank (i) authorized to exercise corporate trust powers, (ii) having a combined capital and surplus of at least $50,000,000 and (iii) subject to supervision or examination by Federal or state authorities. If such bank shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Owner Trustee shall at all times be an institution satisfying the provisions of Section 3807(a) of the Statutory Trust Statute. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.2.

SECTION 10.2. Resignation or Removal of the Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Seller, the Administrator, the Servicer, the Indenture Trustee and the Residual Interestholder. Upon receiving such notice of resignation, the Seller and the Administrator, acting jointly, shall promptly appoint a successor Owner Trustee which satisfies the eligibility requirements set forth in Section 10.1 by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee; provided, however, that such right to appoint or to petition for the appointment of any such successor shall in no event relieve the resigning Owner Trustee from any obligations otherwise imposed on it under the Transaction Documents until such successor has in fact assumed such appointment.

If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 and shall fail to resign after written request therefor by the Seller or the Administrator, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Seller or

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the Administrator may remove the Owner Trustee. If the Seller or the Administrator shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Seller and the Administrator, acting jointly, shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee and shall pay all fees owed to the outgoing Owner Trustee.

Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.3 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Seller shall provide (or shall cause to be provided) notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

SECTION 10.3. Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to the Seller, the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as the Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Seller and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.1.

Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Seller shall mail (or shall cause to be mailed) notice of the successor of such Owner Trustee to the Residual Interestholder, Indenture Trustee, the Noteholders and each of the Rating Agencies. If the Seller shall fail to mail (or cause to be mailed) such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Seller. Any successor Owner Trustee appointed pursuant to this Section 10.3 shall promptly file an amendment to the Certificate of Trust with the Secretary of State identifying the name and principal place of business of such successor Owner Trustee in the State of Delaware.

SECTION 10.4. Merger or Consolidation of the Owner Trustee. Any Person into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of

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the Owner Trustee, shall, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, be the successor of the Owner Trustee hereunder; provided that such Person shall be eligible pursuant to Section 10.1; and provided further that the Owner Trustee shall file an amendment to the Certificate of Trust of the Issuer, if required by applicable law, and mail notice of such merger or consolidation to the Seller and the Administrator.

SECTION 10.5. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Seller and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Issuer, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Seller and the Owner Trustee may consider necessary or desirable. If the Seller shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.3.

Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Issuer or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

(ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

(iii) the Seller and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this

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Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and copies thereof given to the Seller and the Administrator.

Any separate trustee or co-trustee may at any time appoint the Owner Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. The Owner Trustee shall have no obligation to determine whether a co-trustee or separate trustee is legally required in any jurisdiction in which any part of the Trust Estate may be located.

ARTICLE XI

MISCELLANEOUS

SECTION 11.1. Amendments.

(a) Any term or provision of this Agreement may be amended by the Seller and the Owner Trustee without the consent of the Indenture Trustee, any Noteholder, the Issuer or any other Person subject to the satisfaction of one of the following conditions:

(i) the Seller delivers an Opinion of Counsel to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders; or

(ii) the Rating Agency Condition is satisfied with respect to such amendment and the Seller notifies the Indenture Trustee in writing that the Rating Agency Condition is satisfied with respect to such amendment.

(b) This Agreement may also be amended from time to time by the Seller and the Owner Trustee, with the consent of the Holders of Notes evidencing not less than a majority of the aggregate principal amount of the Controlling Class, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders. It will not be necessary to obtain the consent of the Noteholders to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders will be subject to such reasonable requirements as the Indenture Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.

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(c) Any term or provision of this Agreement may also be amended from time to time by the Seller and the Owner Trustee for the purpose of conforming the terms of this Agreement to the description thereof in the Prospectus or, to the extent not contrary to the Prospectus, to the description thereof in an offering memorandum with respect to the Non-Investment Grade Notes without the consent of the Indenture Trustee, any Noteholder, the Issuer or any other Person, provided, however, that the Seller shall provide written notification of such amendment to the Indenture Trustee and promptly after execution of any such amendment, the Seller shall furnish a copy of such amendment to the Indenture Trustee.

(d) Prior to the execution of any amendment pursuant to this Section 11.1, the Seller shall provide written notification of the substance of such amendment to each Rating Agency and the Owner Trustee; and promptly after the execution of any such amendment or consent, the Seller shall furnish a copy of such amendment or consent to each Rating Agency, the Owner Trustee and the Indenture Trustee; provided, that no amendment pursuant to this Section 11.1 shall be effective which affects the rights, protections or duties of the Indenture Trustee without the prior written consent of such Person (which consent shall not be unreasonably withheld or delayed).

(e) Prior to the execution of any amendment to this Agreement, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee’s own rights, duties or immunities under this Agreement.

SECTION 11.2. No Legal Title to Trust Estate in Residual Interestholder. The Residual Interestholder shall not have legal title to any part of the Trust Estate. The Residual Interestholder shall be entitled to receive distributions with respect to its undivided beneficial interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest of the Residual Interestholder to and in its ownership interest in the Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

SECTION 11.3. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Seller, the Administrator, the Residual Interestholder and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

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SECTION 11.4. Notices.

(a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given by telecopy with receipt acknowledged by the recipient thereof or upon receipt personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested or via electronic transmission, if to the Owner Trustee, addressed as specified on Schedule II to the Sale and Servicing Agreement; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

(b) Any notice required or permitted to be given to a Residual Interestholder shall be given by first-class mail, postage prepaid, at the address of such Residual Interestholder as shall be designated by such party in a written notice to each other party. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Residual Interestholder receives such notice.

SECTION 11.5. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 11.6. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 11.7. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Seller, the Owner Trustee and its successors and the Residual Interestholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by the Residual Interestholder shall bind the successors and assigns of the Residual Interestholder.

SECTION 11.8. No Petition.

(a) To the fullest extent permitted by law each of the Owner Trustee (in its individual capacity), the Seller, the Residual Interestholder, by accepting the Residual Interest, and the Indenture Trustee and each Noteholder or Note Owner by accepting the benefits of this Agreement, hereby covenants and agrees that prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by the Bankruptcy Remote Parties such party shall not commence, join or institute, with any other Person, any proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, arrangement, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction.

(b) The Seller’s obligations under this Agreement are obligations solely of the Seller and will not constitute a claim against the Seller to the extent that the Seller does

24	Amended and Restated Trust Agreement (2013-2)

not have funds sufficient to make payment of such obligations. In furtherance of and not in derogation of the foregoing, each of the Owner Trustee (in its individual capacity and as the Owner Trustee), by entering into or accepting this agreement, each Certificateholder, by accepting a Certificate, and the Indenture Trustee and each Noteholder or Note Owner, by accepting the benefits of this Agreement, hereby acknowledges and agrees that such Person has no right, title or interest in or to the Other Assets of the Seller. To the extent that, notwithstanding the agreements and provisions contained in the preceding sentence, each of the Owner Trustee, the Indenture Trustee, each Noteholder or Note Owner and the Certificateholder either (i) asserts an interest or claim to, or benefit from, Other Assets, or (ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), then such Person further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and will be expressly subordinated to the indefeasible payment in full, which, under the terms of the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Seller), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement will be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each of the Owner Trustee (in its individual capacity and as the Owner Trustee), by entering into or accepting this agreement, each Certificateholder, by accepting a Certificate, and the Indenture Trustee and each Noteholder or Note Owner, by accepting the benefits of this Agreement, hereby further acknowledges and agrees that no adequate remedy at law exists for a breach of this Section and the terms of this Section may be enforced by an action for specific performance. The provisions of this Section will be for the third party benefit of those entitled to rely thereon and will survive the termination of this Agreement.

SECTION 11.9. Information Request. The Owner Trustee shall provide any information regarding the Issuer in its possession reasonably requested by the Servicer, the Issuer, the Seller or any of their Affiliates, in order to comply with or obtain more favorable treatment under any current or future law, rule, regulation, accounting rule or principle.

SECTION 11.10. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 11.11. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

25	Amended and Restated Trust Agreement (2013-2)

SECTION 11.12. Waiver of Jury Trial. To the extent permitted by applicable law, each party hereto irrevocably waives all right of trial by jury in any action, proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Transaction Document, or any matter arising hereunder or thereunder.

SECTION 11.13. Form 10-D and Form 10-K Filings. So long as the Seller is filing Exchange Act Reports with respect to the Issuer (i) no later than each Payment Date, the Owner Trustee shall notify the Seller of any Form 10-D Disclosure Item with respect to the Owner Trustee, together with a description of any such Form 10-D Disclosure Item in form and substance reasonably acceptable to the Seller and (ii) no later than March 15 of each calendar year, commencing March 15, 2014, the Owner Trustee shall notify the Seller in writing of any affiliations or relationships between the Owner Trustee and any Item 1119 Party; provided, that no such notification need be made if the affiliations or relationships are unchanged from those provided in the notification in the prior calendar year.

SECTION 11.14. Form 8-K Filings. So long as the Seller is filing Exchange Act Reports with respect to the Issuer, the Owner Trustee shall promptly notify the Seller, but in no event later than four (4) Business Days after its occurrence, of any Reportable Event described in clause (e) of the definition thereof with respect to the Owner Trustee of which a Responsible Officer of the Owner Trustee has actual knowledge (other than a Reportable Event described in clause (e) of the definition thereof as to which the Seller or the Servicer has actual knowledge). The Owner Trustee shall be deemed to have actual knowledge of any such event solely to the extent that it relates to the Owner Trustee in its individual capacity or any action taken by the Owner Trustee (and not by someone else on its behalf) under this Agreement.

SECTION 11.15. Indemnification. (a) Deutsche Bank shall indemnify the Seller, each Affiliate of the Seller or each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i) (A) any untrue statement of a material fact contained in any information provided in writing by Deutsche Bank to the Seller or its affiliates under Sections 11.13 or 11.14 (such information, the “Provided Information”), or (B) the omission to state in the Provided Information a material fact required to be stated in the Provided Information, or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the related information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Provided Information or any portion thereof is presented together with or separately from such other information; or

26	Amended and Restated Trust Agreement (2013-2)

(ii) any failure by Deutsche Bank to deliver any information, report, or other material when and as required under Sections 11.13 or 11.14.

(b) In the case of any failure of performance described in clause (a)(ii) of this Section, Deutsche Bank shall promptly reimburse the Seller for all costs reasonably incurred in order to obtain the information, report or other material not delivered as required by Deutsche Bank.

(c) Notwithstanding anything to the contrary contained herein, in no event shall Deutsche Bank be liable under this Section 11.15 for special, indirect or consequential damages of any kind whatsoever, including but not limited to lost profits, even if Deutsche Bank has been advised of the likelihood of such loss or damage and regardless of the form of action.

SECTION 11.16. Information to Be Provided by the Owner Trustee. The Owner Trustee shall provide the Seller and the Servicer (each, a “Santander Party” and, collectively, the “Santander Parties”) with (i) notification, as soon as practicable and in any event within five Business Days, of all demands communicated to a Responsible Officer of the Owner Trustee for the repurchase or replacement of any Receivable pursuant to Section 2.3 of the Sale and Servicing Agreement or Section 3.3 of the Purchase Agreement, as applicable and (ii) promptly upon reasonable request by a Santander Party to facilitate compliance by the Santander Parties with Rule 15Ga-1 under the Exchange Act, and Items 1104(e) and 1121(c) of Regulation AB. In no event shall the Owner Trustee be deemed to be a “securitizer” as defined in Section 15G(a) of the Exchange Act with respect to the transactions contemplated by the Transaction Documents, nor shall it have any responsibility for making any filing to be made by a securitizer under the Exchange Act or Regulation AB with respect to the transactions contemplated by the Transaction Documents.

[Remainder of Page Intentionally Left Blank]

27	Amended and Restated Trust Agreement (2013-2)

IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

DEUTSCHE BANK TRUST COMPANY DELAWARE, as Owner Trustee

By:	/s/ David Dwyer
Name:	David Dwyer
Title:	Director

By:	/s/ Susan T. Rodriguez
Name:	Susan T. Rodriguez
Title:	Assistant Vice President

S-1	Amended and Restated Trust Agreement (2013-2)

SANTANDER DRIVE AUTO RECEIVABLES LLC

By:	/s/ Andrew Kang
Name:	Andrew Kang
Title:	Vice President

S-2	Amended and Restated Trust Agreement (2013-2)

EXHIBIT A

FORM OF CERTIFICATE

NUMBER	100% BENEFICIAL INTEREST

R-

SANTANDER DRIVE AUTO RECEIVABLES TRUST 2013-2

CERTIFICATE

Evidencing the 100% beneficial interest in all of the assets of the Issuer (as defined below), which consist primarily of motor vehicle receivables, including motor vehicle retail installment sales contracts and/or installment loans that are secured by new and used automobiles, light-duty trucks and vans.

(This Certificate does not represent an interest in or obligation of Santander Drive Auto Receivables LLC, Santander Consumer USA Inc. or any of their respective Affiliates, except to the extent described below.)

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR “BLUE SKY” LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE RESOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR “BLUE SKY” LAWS, PURSUANT TO AN EXEMPTION THEREFROM OR IN A TRANSACTION NOT SUBJECT THERETO.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE ACQUIRED OR HELD (IN THE INITIAL ACQUISITION OR THROUGH A TRANSFER) BY OR FOR THE ACCOUNT OF OR WITH ANY ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHICH IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” DESCRIBED BY SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, (C) ANY ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF AN EMPLOYEE BENEFIT PLAN’S OR A PLAN’S INVESTMENT IN THE ENTITY OR (D) ANY GOVERNMENTAL, NON-U.S., OR CHURCH PLAN OR ANY OTHER EMPLOYEE BENEFIT PLAN OR RETIREMENT ARRANGEMENT THAT IS SUBJECT TO ANY FEDERAL, STATE, LOCAL OR OTHER LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”).

A-1	Amended and Restated Trust Agreement (2013-2)

THIS CERTIFIES THAT                     is the registered owner of a 100% nonassessable, fully-paid, beneficial interest in the Trust Estate of SANTANDER DRIVE AUTO RECEIVABLES TRUST 2013-2, a Delaware statutory trust (the “Issuer”) formed by Santander Drive Auto Receivables LLC, a Delaware limited liability company, as Seller (the “Seller”).

The Issuer was created pursuant to a Trust Agreement dated as of February 14, 2013 (as amended and restated as of March 13, 2013, the “Trust Agreement”), between the Seller and Deutsche Bank Trust Company Delaware, as owner trustee (the “Owner Trustee”), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Sale and Servicing Agreement, dated as of March 13, 2013, between the Seller, the Issuer, U.S. Bank National Association, as Indenture Trustee, and Santander Consumer USA Inc., as Servicer, as the same may be amended or supplemented from time to time.

This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The provisions and conditions of the Trust Agreement are hereby incorporated by reference as though set forth in their entirety herein.

The holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Indenture, the Sale and Servicing Agreement and the Trust Agreement, as applicable.

THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

By accepting this Certificate, the Certificateholder hereby covenants and agrees that prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by the Bankruptcy Remote Parties such Person shall not commence, join or institute against, with any other Person, any proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction.

By accepting and holding this Certificate (or any interest herein), the holder hereof shall be deemed to have represented and warranted that it is not, and is not purchasing on behalf of or with any assets of, a Benefit Plan or a governmental, non-U.S., church or any other employee benefit plan or retirement arrangement that is subject to Similar Law.

A-2	Amended and Restated Trust Agreement (2013-2)

It is the intention of the parties to the Trust Agreement that, solely for federal income or state and local income, franchise and value added tax purposes, (i) so long as there is a single Certificateholder, the Issuer will be disregarded as an entity separate from such Certificateholder, and if there is more than one Certificateholder, the Issuer will be treated as a partnership that is not treated as a publicly traded partnership; and (ii) the Notes will be characterized as debt. By accepting this Certificate, the Certificateholder agrees to take no action inconsistent with the foregoing intended tax treatment.

By accepting this Certificate, the Certificateholder acknowledges that this Certificate represents a beneficial interest in the Issuer only and does not represent interests in or obligations of the Seller, the Servicer, the Administrator, the Owner Trustee, the Indenture Trustee or any of their respective Affiliates and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated in this Certificate, the Trust Agreement or any other Transaction Document.

A-3	Amended and Restated Trust Agreement (2013-2)

IN WITNESS WHEREOF, the Issuer has caused this Certificate to be duly executed.

SANTANDER DRIVE AUTO RECEIVABLES TRUST 2013-2

By: Deutsche Bank Trust Company Delaware, not in its individual capacity, but solely as Owner Trustee

By:
Name:
Title:

A-4	Amended and Restated Trust Agreement (2013-2)

OWNER TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is the Certificate referred to in the within-mentioned Trust Agreement.

DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

A-5	Amended and Restated Trust Agreement (2013-2)